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                               Janus Aspen Series
                Janus Aspen INTECH Risk-Managed Growth Portfolio
                 Janus Aspen INTECH Risk-Managed Core Portfolio
                                 Service Shares

                       Supplement dated December 31, 2007
         to the Currently Effective Statement of Additional Information

Effective January 1, 2008, the subadvisory fee rate paid by Janus Capital Management LLC ("Janus Capital"), investment adviser to Janus Aspen INTECH Risk-Managed Growth Portfolio and Janus Aspen INTECH Risk-Managed Core Portfolio (each a "Portfolio"), to Enhanced Investment Technologies, LLC ("INTECH"), each Portfolio's subadviser, will change from a fixed rate based on the Portfolio's annual average daily net assets as shown in the table below (and, in the case of Janus Aspen INTECH Risk-Managed Core Portfolio, plus or minus half of any performance fee adjustment) to a fee equal to 50% of the investment advisory fee rate paid by the Portfolio to Janus Capital (net any waivers or reimbursements by Janus Capital and, for Janus Aspen INTECH Risk-Managed Core Portfolio, including any performance fee adjustment). Janus Aspen INTECH Risk-Managed Growth Portfolio currently pays Janus Capital a fixed rate based on the Portfolio's annual average daily net assets as shown in the table below, and Janus Aspen INTECH Risk-Managed Core Portfolio currently pays Janus Capital a monthly base fee as shown in the table below adjusted up or down by half of any performance fee adjustment. The subadvisory fee rates payable by Janus Capital to INTECH on behalf of each Portfolio are shown in the table below:

                                                              ADVISORY FEE RATE      ANNUAL SUBADVISORY FEE RATE
                                                                 PAID BY THE                   PAID BY
                                                              PORTFOLIO TO JANUS       JANUS CAPITAL TO INTECH
PORTFOLIO                                                          CAPITAL         THROUGH 12/31/07   AS OF 1/1/08
------------------------------------------------------------------------------------------------------------------
Risk-Managed Core Portfolio(1)                                       0.50%               0.26%            0.25%
Risk-Managed Growth Portfolio                                        0.50%               0.26%            0.25%

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(1) The fee shown is the base fee and is subject to adjustment up or down based on the Portfolio's performance relative to its benchmark index.

This fee rate change does not affect the investment advisory fee rate paid by each Portfolio to Janus Capital. Janus Capital, and not the Portfolios, pays INTECH for its subadvisory services provided to each Portfolio.

JANUS ASPEN INTECH RISK-MANAGED CORE PORTFOLIO ONLY:

The following replaces, in their entirety, the second through fourth paragraphs under the APPLIES TO RISK-MANAGED CORE PORTFOLIO section beginning on page 39 under the PERFORMANCE-BASED SUB-ADVISORY FEE section of the Statement of Additional Information:

    On December 29, 2005, shareholders of Risk-Managed Core Portfolio approved an amended subadvisory agreement between Janus Capital, on behalf of the Portfolio, and INTECH that introduced a performance incentive subadvisory fee structure. The subadvisory fee rate payable by Janus Capital to INTECH changed from a fixed rate to a rate that adjusts up or down based upon the performance of the Portfolio's Service Shares relative to its benchmark index, the S&P 500(R) Index. Effective January 1, 2008, the subadvisory fee rate paid under the Amended Sub-Advisory Agreement has been restructured so that the fee rate paid by Janus Capital to INTECH is equal to 50% of the advisory fee payable by the Portfolio to Janus Capital (net of any performance fee adjustment, reimbursement of expenses incurred or fees waived by Janus Capital).
                Please retain this Supplement with your records.